Supplement dated February 12, 2008 to the Combined Variable Annuity Funds Prospectus

dated April 30, 2007 - MTB Large Cap Value Fund II

A.	The following replaces the average annual total return table and corresponding footnotes on page 6 of the Combined Variable Annuity Funds Prospectus under the section titled “Performance Information” for MTB Large Cap Value Fund II:

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Russell 1000 Value Index (“Russell 1000 Value”), the Standard & Poor’s 500/Citigroup Value Index (“S&P 500/CV”), each a broad-based market index, and the Lipper Large Cap Value Funds Average (“LLCGFA”), an average of Funds with similar investment objectives. The Russell 1000 Value measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The S&P 500/CV is an unmanaged index comprised of approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. Index returns shown do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.

Effective January 1, 2008, the Russell 1000 Value Index replaced the S&P 500/CV Index as the primary benchmark for the Fund because the Russell 1000 Value Index more accurately reflects the composition of the Fund’s portfolio.

(For the period ended December 31, 2006)

	1 Year	Start of Performance (1)
Return Before Taxes	17.61%	8.67%
Russell 1000 Value Index	22.25%	11.65%
S&P 500/CV	18.02%	8.34%
LLCVFA	18.00%	8.95%

(1)	The Fund’s start of performance date was May 31, 2002.

B.	The following supplements, amends and replaces certain information on pages 32-33 under the section entitled “Who Manages the Funds?” of the Prospectus:

Effective January 31, 2008, Edward C. (Ted) Friedel retired as Managing Director of NWQ Investment Management Company, LLC (“NWQ”). Upon Mr. Friedel’s retirement, Kevin A. Hunter, Senior Vice President and Portfolio Manager of NWQ joined Mr. Jon D. Bosse, Co-President and Chief Investment Officer of NWQ, in managing the day-to-day operations of the MTB Large Cap Value Fund. Accordingly, as of February 1, 2008, all references to Mr. Friedel in the prospectus are hereby deleted and replaced with the following:

Kevin A. Hunter, Senior Vice President and Portfolio Manager of NWQ, co-manages the Portfolio with Mr. Bosse. Prior to joining NWQ in 2004, Mr. Hunter spent 20 years with Trust Company of the West (TCW) where he was a Managing Director and co-managed their convertible securities group. In addition, early in his career, Mr. Hunter was an Equity Research Analyst covering the healthcare and consumer staples industries at TCW.

Mr. Hunter graduated magna cum laude from the University of California in Santa Barbara with a B.A. in Economics, and received his M.B.A. from the University of California in Los Angeles.

Supplement dated February 12, 2008 to the Combined Variable Annuity

Statement of Additional Information dated April 30, 2007 - MTB Large Cap Value Fund II

The following information amends and replaces certain information on page 29 under the section “Portfolio Manager Information– NWQ Investment Management Company LLC” of the Statement of Additional Information (“SAI”):

Effective January 31, 2008, all references to Mr. Friedel found in the SAI, are hereby deleted.

The following information, which is provided as of January 17, 2008, replaces the information for Mr. Friedel on page 31 of the SAI:

Kevin A. Hunter*

Other Accounts Managed by Kevin A. Hunter	Total Number of Other Accounts Managed/Total Assets	Number of Other Accounts Managed/Total Assets Subject to Performance Fees
Registered Investment Companies	1/$9,560,474	0
Other Pooled Investment Vehicles	2/$699,347,939	0
Other Accounts	93/$4,450,906,780	2/$493,619,860.90

*	Mr. Bosse and Mr. Hunter co-manage many of NWQ’s client accounts.